Exhibit 10.4

OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

THIS OWNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) dated effective as of the 31st day of July, 2014 by and between NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership (the, “Pledgor”) and KEYBANK, NATIONAL ASSOCIATION, a national banking association having an address at 225 Franklin Street, Boston, Massachusetts 02110, as administrative agent (KeyBank National Association, in such capacity as administrative agent, hereinafter referred to as the “Administrative Agent”) for a syndicate of lenders (singly and collectively, the “Lenders”) as specifically provided in the Credit Agreement (as defined below).

WITNESSETH

WHEREAS, pursuant to that certain Credit Agreement dated as of even date hereof (as same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into by and among Pledgor, Administrative Agent and the Lenders, Administrative Agent and the Lenders may make loans to the Borrower (as defined in the Credit Agreement) up to the aggregate principal amount of $25,000,000.00 outstanding at any time (singly and collectively, the “Loan”) upon the terms and subject to the conditions set forth therein.

WHEREAS, Pledgor holds the ownership interests reflected in Schedule 1 attached hereto in the entities described thereon (collectively, the “Subsidiaries”).

WHEREAS, as a further condition to extending the Loan, Administrative Agent and the Lenders have required Pledgor to execute and deliver this Pledge Agreement to secure Pledgor’s obligations under the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make the Loan under the Credit Agreement, Pledgor hereby agrees with Administrative Agent and the Lenders as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

“Administrative Agent”:  as defined in the first paragraph of this Pledge Agreement.

“Article 8 Matter”:  means any action, decision, determination or election by any Subsidiary or its owner(s), that the ownership interests in such Subsidiary, or any of them, be a “security” as defined in and governed by Article 8 of the UCC, and all other matters related to any such action, decision, determination or election.

“Collateral”:  means (i) with respect to the each of the Subsidiaries identified on Schedule I hereto as pledging a class of equity interests identified as a “Partnership Interest” or an “LLC Interest”, the Ownership Interests and all Proceeds thereof (an “Ownership Interests

Pledge”), and (ii) with respect to the each of the Subsidiaries identified on Schedule 1 hereto as pledging a class of equity interests identified as an “Economic Interest”, Proceeds of any such economic interest (an “Economic Interests Pledge”).

“Credit Agreement”: as defined in the recitals of this Pledge Agreement.

“Economic Interests Pledge”: as defined in the definition of Collateral.

“Lenders”: as defined in the first paragraph of this Pledge Agreement.

“Loan”: as defined in the recitals of this Pledge Agreement.

“Obligations”:  means all indebtedness, obligations and liabilities of Pledgor to the Administrative Agent and/or any of the Lenders, whether now existing or hereafter arising, direct or indirect, absolute or contingent, under any one or more of: (i) this Pledge Agreement; (ii) the Credit Agreement, the Notes or any other Loan Document; and (iii) each of the same as hereafter modified, amended, extended or replaced, including, without limitation, the Obligation (as defined in the Credit Agreement).

“Ownership Interests”:  means all right, title and interest of Pledgor, whether now owned or hereafter acquired, as a member, limited partner or other holder solely to the extent of that portion of the ownership interests specified on Schedule 1 hereto in the Subsidiaries reflected on such Schedule 1, and all other property, rights and instruments of any description at any time issued or issuable as an addition to or in substitution for such equity interests, together with (i) all interests, certificates, options or rights of any nature whatsoever which may be issued or granted to in respect of such specified interests, (ii) all accounts and general intangibles arising out of, or in connection with, the interests in each Subsidiary now owned or hereafter acquired by Pledgor, (iii) any and all moneys or property due and to become due to Pledgor now or in the future in respect of such interests in each Subsidiary, or to which Pledgor may now or in the future be entitled in its capacity as a member, partner, shareholder or other equity holder of such Subsidiary, whether by way of a dividend, distribution, return of capital or otherwise, (iv) all other claims which Pledgor now has or may in the future acquire in its capacity as a member, partner, shareholder or other equity holder of each Subsidiary against each Subsidiary and its property, and (v) all rights of Pledgor under each Subsidiary’s organizational documents and under applicable law (and all other agreements, if any, to which Pledgor is a party from time to time which relate to its ownership of the subject interests in such Subsidiary) including, without limitation, all voting and consent rights, management rights, control rights, rights to information and review of each Subsidiary’s books and records, arising thereunder or otherwise in connection with Pledgor’s ownership of such interests in each Subsidiary.

“Ownership Interests Pledge”:  as defined in the definition of Collateral.

“Pledge Agreement”:  means this Ownership Interest Pledge and Security Agreement, as amended, supplemented or otherwise modified from time to time.

“Proceeds”:  means (i) Pledgor’s right, title and interest in and to all distributions,

monies, fees, payments, compensations and proceeds now or hereafter payable in respect of the Ownership Interests, whether payable as profits, distributions, asset distributions, repayment of loans or capital or otherwise and including all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC (as defined herein); (ii) all books, records, electronically stored data and information relating to the Ownership Interests and all rights of access to such books, records and information; (iii) all contract rights, general intangibles, claims, powers, privileges, benefits and remedies of relating to the foregoing; (iv) all additions to the Ownership Interests, all substitutions therefor and all replacements thereof; and (v) all cash or non-cash proceeds of any of the foregoing.

“UCC”:  means the Uniform Commercial Code from time to time in effect in the Commonwealth of Massachusetts; provided, however, that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest granted hereunder in the Collateral is governed by the Uniform Commercial Code of a jurisdiction other than Massachusetts, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of provisions hereof relating to such perfection or effect of perfection or non-perfection.

2.                                      Pledge; Grant of Security Interest.  As security for the full and punctual payment and performance of the Obligations when due and payable (whether upon stated maturity, by acceleration or otherwise), Pledgor hereby transfers, assigns, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over and delivers to Administrative Agent all of the Ownership Interests, and Pledgor hereby grants, pledges, hypothecates, transfers and assigns to Administrative Agent a continuing lien on and security interest in all of the Collateral.

3.                                      Delivery of Certificates, Instruments, Etc.  Pledgor shall deliver to Administrative Agent all original certificates, instruments and other documents, if any, evidencing or representing the Collateral (except for collateral which this Pledge Agreement specifically permits the Borrower to retain), concurrently with the execution and delivery of this Pledge Agreement.

4.                                      Powers and Transfer Instruments.  Concurrently with the delivery to Administrative Agent of this Pledge Agreement and each certificate, if any, representing the Collateral, Pledgor shall deliver a duly executed consent from each Subsidiary in the form of Exhibit A attached hereto (the “Consent”).

5.                                      Representations and Warranties.  Pledgor represents and warrants that:

(a)                                 except for any consents as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally or as otherwise contemplated by the Credit Agreement, no consent of any other person or entity (including, without limitation, any owner or creditor of Pledgor), and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing (other than the filing of financing statements under the UCC in order to perfect a security interest in that portion of the Collateral in which a security interest is perfected by filing) or declaration with any governmental instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (ii) the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), or (iii) the exercise by Administrative Agent of any rights provided for in this Pledge Agreement;

(b)                                 to the extent applicable, all the Ownership Interests have been duly and validly issued and are fully paid. No certificate or other instrument has been issued at any time to evidence the Collateral. None of the ownership interests comprising the Collateral are dealt in or traded on securities exchanges or in securities markets, and none by its terms expressly provides that it is a security governed by Article 8 of the UCC or that it is an investment company security, and none is held in a securities account (as defined in Section 8-501 of the UCC);

(c)                                  Pledgor is the sole holder of record and sole beneficial owner of, and has good and valid title to, the Ownership Interests, free of any and all liens or options in favor of, or claims of, any other Person, except the lien created by this Pledge Agreement and Permitted Liens;

(d)                                 upon the filing of the UCC-1 financing statements referred to in Section 13 hereof, the lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority lien on such Ownership Interests and related Collateral with respect to that portion of the Collateral in which a security interest is perfected by the filing of a financing statement, enforceable as such against all creditors of Pledgor and any Persons purporting to purchase any Ownership Interests and related Collateral from Pledgor; and

(e)                                  there are no restrictions on the transfer of the Collateral to Administrative Agent hereunder, or with respect to any subsequent transfer thereof or realization thereupon by Administrative Agent and/or the Lenders (or, if there are any such restrictions, such transfer restrictions have been duly waived by all required parties), and, as set forth in the Consent, Pledgor has obtained all consents needed in connection with any such transfer or subsequent transfer, subject to matters resulting from the operation of law.

6.                                      Covenants. Pledgor covenants and agrees with Administrative Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated:

(a)                                 If Pledgor shall, as a result of its ownership of the Ownership Interests, receive additional ownership interests in a Subsidiary, Pledgor shall, subject to the proviso in Section 2 hereof, pledge such interests to Administrative Agent hereunder as additional security for the Obligations, provided the total percentage interests pledged in such Subsidiary shall not exceed the percentage initially pledged.

(b)                                 Without the prior written consent of Administrative Agent, Pledgor will not, directly or indirectly if prohibited by the Credit Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral. Pledgor will defend the right, title and interest of Administrative Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

(c)                                  At any time and from time to time, upon the written request of Administrative

Agent, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Administrative Agent, duly endorsed in a manner satisfactory to Administrative Agent, to be held as Collateral pursuant to this Pledge Agreement.

(d)                                 Pledgor shall not exercise any right with respect to the Collateral which would materially adversely affect Administrative Agent’s rights in the Collateral.

(e)                                  Notwithstanding any other provision contained in this Pledge Agreement:

(i)                                     Pledgor hereby covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Pledge Agreement until this Pledge Agreement shall be terminated: (i) it will take no action of any nature whatsoever for any of the equity interests in any Subsidiary to be treated as “securities” within the meaning of, or governed by, Article 8 of the UCC; (ii) it will take no action of any nature whatsoever to issue any “securities” within the meaning of, or governed by, Article 8 of the UCC, whether certificated or uncertificated; (iii) it will take no action of any nature whatsoever to issue any equity interests or voting rights to any person other than the Pledgor or the Lenders; (iv) it will take no action of any nature whatsoever to enter into, acknowledge or agree to a control agreement with respect to the equity interests in any Subsidiary; and (v) it will not consent to or permit the filing of financing statements with respect to equity interests in any Subsidiary except for financing statements filed by the Administrative Agent; and

(ii)                                  with respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Administrative Agent, from the date of this Pledge Agreement until the termination of this Pledge Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead to vote the Ownership Interests in any Subsidiary by Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, only with respect to such Article 8 Matters. The proxy granted and appointed in this Section shall include the right to sign Pledgor’s name (as, as applicable, a member or partner of such Subsidiary) to any consent, certificate or other document relating to an Article 8 Matter and the Ownership Interests that applicable law may permit or require, to cause the Ownership Interests to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and powers of attorney with respect to an Article 8 Matter and the Ownership Interests that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Ownership Interests with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect.

(iii)                               THE PROXIES AND POWERS GRANTED BY PLEDGOR PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF PLEDGOR’S OBLIGATIONS UNDER THIS AGREEMENT.

7.                                      Cash Dividends; Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing, Pledgor shall be permitted to exercise all voting rights with respect to the Ownership Interests and to receive all distributions and other economic benefits with respect to the Ownership Interests; provided, however, that Pledgor shall not, without the prior written consent of Administrative Agent in each instance, which consent shall not be unreasonably withheld, but subject in all instances to the rights granted to Borrower under Section 5.03 of the Credit Agreement with respect to the financing of individual assets, vote the Collateral in favor of, or consent to, any resolution or action which does or might:

(a)                                 impose any restrictions upon the sale, transfer or disposition of the Collateral other than restrictions, if any, the application of which is waived to the full satisfaction of Administrative Agent as to the Collateral; or

(b)                                 result in the issuance of any additional interest in the Subsidiaries, or of any class or series of security, on a non-pro rata basis; or

(c)                                  vest additional powers, privileges, preferences or priorities to any other class or series of interest in the Subsidiaries to the detriment of the value of, or rights accruing to, the Collateral.

For purposes of clarification, with respect to Ownership Interests identified in Schedule I as “Economic Interests”, Borrower shall retain at all times, including, without limitation, after an Event of Default has occurred or while an Event of Default is continuing, the right to exercise all voting rights.

8.                                      Rights of Administrative Agent.

(a)                                 If an Event of Default shall have occurred and be continuing, Administrative Agent shall have the right to receive any and all cash dividends or other payments paid in respect of the Collateral and make application thereof to the Obligations, in such order as Administrative Agent, in its sole discretion, may elect. In connection therewith, if an Event of Default shall have occurred and be continuing, Administrative Agent shall have the right to direct the issuer(s)

of the Ownership Interests to pay all such cash dividends or other payment directly to Administrative Agent or as otherwise directed by Administrative Agent.

(b)                                 If an Event of Default shall have occurred and be continuing, then all such Ownership Interests, at Administrative Agent’s option, shall be registered in the name of Administrative Agent or its nominee, and Administrative Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Ownership Interests and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Ownership Interests as if Administrative Agent were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Ownership Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Pledgor, or upon the exercise by Pledgor or Administrative Agent of any right, privilege or option pertaining to such Ownership Interests, and in connection therewith, the right to deposit and deliver any and all of the Ownership Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Administrative Agent shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. For purposes of clarity, this Subsection 8(b) shall only apply to Ownership Interests Pledges.

(c)                                  The rights of Administrative Agent hereunder shall not be conditioned or contingent upon the pursuit by Administrative Agent of any right or remedy against Pledgor or against any other Obligations or against any other Collateral security therefor, guarantee thereof or right of offset with respect thereto. Administrative Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other person or entity or to take any other action whatsoever with regard to the Collateral or any part thereof.

9.                                      Actions By Administrative Agent. Pledgor hereby designates Administrative Agent as the attorney-in-fact of Pledgor to, during the continuance of an Event of Default: (a) endorse in favor of Administrative Agent any of the Collateral; (b) cause the transfer of any of the Collateral in such name as Administrative Agent may from time to time determine; (c) cause the issuance of certificates for book entry and/or uncertificated securities; (d) renew, extend or roll over any Collateral; (e) make, demand and initiate actions to enforce any of the Collateral or rights therein; and (f) take any other action to effectuate the terms and provisions of this Pledge Agreement. During the continuance of an Event of Default Administrative Agent may take such action with respect to the Collateral as Administrative Agent may reasonably determine to be necessary to protect and preserve its interest in the Collateral. The within designation and grant of power of attorney is coupled with an interest, is irrevocable until the lien created by this Pledge Agreement is terminated by a written instrument executed by a duly authorized officer of Administrative Agent. The power of attorney shall not be affected by subsequent disability or incapacity of Pledgor. Administrative Agent shall not be liable for any act or omission to act pursuant to this Section 9, except for any act or omission to act which is in bad faith or constitutes gross negligence.

10.                               Remedies. If an Event of Default shall have occurred and be continuing, Administrative Agent may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Administrative Agent, if an Event of Default shall have occurred and be continuing, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Pledgor or any other person or entity (all and each of which demands, presentments, protests, advertisements or notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby waived or released. Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Administrative Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in such order as Administrative Agent may elect, and only after such application and after the payment by Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the UCC, need Administrative Agent account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Administrative Agent arising out of the exercise by Administrative Agent of any of its rights hereunder, except for any claims, damages and demands any of them may have against Administrative Agent arising from the gross negligence or willful misconduct of Administrative Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by Administrative Agent to collect such deficiency.

11.                               Private Sales.

(a)                                 Pledgor recognizes that Administrative Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the Distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Administrative Agent than if such sale were a public sale. Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Pledgor would agree to do so.

(b)                                 Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Collateral pursuant to this Section 11 valid and binding and in compliance with any and all other applicable requirements of law; provided, however, with respect to the Ownership Interests Pledges, that Pledgor shall not be under any obligation to register the Ownership Interests for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws. Pledgor further agrees that a breach of any of the covenants contained in this Section 11 will cause irreparable injury to Administrative Agent, that Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 11 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred with respect to the Obligations.

12.                               Limitation on Duties Regarding Collateral. Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with similar securities and property for its own account. Neither Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

13.                               Financing Statements; Other Documents. This Pledge Agreement constitutes an authenticated record, and Pledgor hereby authorizes Administrative Agent to file one or more UCC-1 financing statements, continuation statements and/or other documents with respect to the Collateral, without the signature of Pledgor, and in such filing offices as Administrative Agent shall deem reasonably appropriate. Pledgor agrees to deliver any other document or instrument which Administrative Agent may reasonably request in connection with the administration and enforcement of this Pledge Agreement or with respect to the Collateral for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted.

14.                               Powers Coupled with an Interest. All authorizations and agencies and powers herein contained with respect to the Collateral are irrevocable and coupled with an interest.

15.                               Security Interest Absolute. All rights of Administrative Agent hereunder, the grant of a security interest in the Collateral and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note or any other agreement or instrument, (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to (other than the defense of indefeasible payment), or a discharge of, Pledgor in respect of the Obligations or in respect of this Pledge Agreement.

16.                               Fees and Expenses. To the extent provided in the Credit Agreement, Pledgor shall be obligated to, upon demand, pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which Administrative Agent or any Lender may incur in connection with (a) the sale of, collection from, or other realization upon, any of the Collateral, or (b) during the continuance of an Event of Default, the exercise or enforcement of any of the rights of Administrative Agent hereunder. Any such amounts payable as provided hereunder or thereunder shall be additional obligations secured hereby and by the other documents or instruments relating to, evidencing or securing the Loan.

17.                               Termination. Upon the payment in full of the Obligations, in immediately available funds, including, without limitation, all unreimbursed costs and expenses of Administrative Agent and of each Lender for which Pledgor is responsible, Administrative Agent shall release the Collateral granted to Administrative Agent as provided for herein. However, such release by Administrative Agent shall not be deemed to terminate or release Pledgor from any obligation or liability under this Pledge Agreement which specifically by its terms survives the payment in full of the Obligations.

18.                               Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

19.                               Paragraph Headings. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction, or be taken into consideration in interpreting, this Pledge Agreement.

20.                               No Waiver; Cumulative Remedies. Administrative Agent shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Administrative Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

21.                               Waivers and Amendments; Successors and Assigns; Governing Law; Venue. None of the terms or provisions of this Pledge Agreement may be waived, amended, or otherwise modified except by a written instrument executed by the party against which enforcement of such waiver, amendment, or modification is sought. This Pledge Agreement shall be binding upon Pledgor and Administrative Agent, and the successors and assigns of each, and shall inure to the benefit of Administrative Agent and the Lenders and their successors and assigns and to the benefit of Pledgor and Pledgor’s successors and permitted assigns; provided that Pledgor shall not have any right to (a) assign this Pledge Agreement or any interest herein, or (b) assign any interest in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by Pledgor as Collateral under this Pledge Agreement if any such assignment, pledge, encumbrance or grant would constitute a violation of the Credit Agreement. The rights of Administrative Agent under this Pledge Agreement shall automatically be transferred to any transferee to whom Administrative Agent transfers the Note and the Credit Agreement pursuant to the terms thereof. The construction, interpretation, validity, enforceability and effect of all provisions of this Pledge Agreement including, but not limited to, the payment of the Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Pledgor agrees to submit to non-exclusive personal jurisdiction in Suffolk County, in the Commonwealth of Massachusetts in any action or proceeding arising out of this Pledge Agreement and, in furtherance of such agreement, Pledgor hereby agrees and consents that, without limiting other methods of obtaining jurisdiction, personal jurisdiction over Pledgor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in the Commonwealth of Massachusetts and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Pledgor by registered or certified mail to or by personal service at the last known address of Pledgor, whether such address be within or without the jurisdiction of any such court.

22.                               Notices. Notices by Administrative Agent to Pledgor, to be effective, shall be in writing and shall be hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or by postage pre-paid registered or certified mail, return receipt requested, addressed to Pledgor at its address set forth below its signatures hereto, with a copy in each instance to Saul Ewing LLP at the address set forth in the Credit Agreement, and shall be deemed to have been duly given or made (a) when delivered if hand-delivered or sent by Federal Express, or other reputable national overnight courier service, or (b) when delivered if sent by registered or certified mail. Any communications by Pledgor to Administrative Agent may be given in any manner set forth in the immediately preceding sentence, with a copy to Riemer & Braunstein LLP, Attention: Kevin J. Lyons, Esq., to the addresses set forth in the Credit Agreement.

23.                               Entire Understanding. Administrative Agent acknowledges that this Pledge Agreement, the Note, and the other Loan Documents and Security Documents set forth the entire agreement and understanding of Administrative Agent and Pledgor with respect to the Loan and that no oral or other agreements, understanding, representation or warranties exist with respect to the Loan, other than those set forth in this Pledge Agreement, the Note, and the other Loan Documents and Security Documents.

24.                               Counterpart Signatures. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:

NEW ENGLAND REALTY ASSOCIATES LIMITED
PARTNERSHIP, a Massachusetts limited partnership
Address:

By: NewReal, Inc., a Massachusetts corporation
39 Brighton Avenue
Boston, Massachusetts 02134
	By:	/s/ Ronald Brown
	Name:	Ronald Brown
	Title:	President

[Signature page to Ownership Interest Pledge and Security Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

ADMINISTRATIVE AGENT:	KEYBANK, NATIONAL ASSOCIATION,
a national banking association

	By:	/s/ Matthew Purtell
	Name:	Matthew Purtell
	Title:	Senior Banker

[Signature page to Ownership Interest Pledge and Security Agreement]

SCHEDULE 1

OWNERSHIP INTERESTS

Description of Ownership Interests of Pledgor:

		Percentage
		of total
		Equity
		Interests
		of such	Percentage
	Class of	Subsidiary	of Equity
	Equity	owned by	Interests
Subsidiary	Interests	Pledgor	Pledged

Boylston Downtown Limited Partnership	Partnership Interest	100%	49%

Clovelly Apartments Limited Partnership	Economic Interest	100%	49%

Commonwealth 1137 Limited Partnership	Economic Interest	100%	49%

Commonwealth 1144 Limited Partnership	Economic Interest	100%	49%

Executive Apartments Limited Partnership	Economic Interest	100%	49%

Linhart Limited Partnership	Partnership Interest	100%	100%

North Beacon 140 Limited Partnership	Economic Interest	100%	49%

Olde English Apartments Limited Partnership	Economic Interest	100%	49%

Redwood Hills Limited Partnership	Economic Interest	100%	49%

River Drive Limited Partnership	Economic Interest	100%	49%

Westgate Apartments, LLC	LLC Interest	100%	50%

Highland 38 Limited Partnership	Economic Interest	100%	49%

Hamilton WRF 659, LLC	LLC Interest	100%	49%

WCB Associates, LLC	Economic Interest	100%	49%

Hamilton Oaks Associates, LLC	Economic Interest	100%	49%

NERA Dean Street Associates, LLC	LLC Interest	100%	50%

School Street 9, LLC	LLC Interest	100%	50%

Westgate Apartments Burlington, LLC	LLC Interest	100%	50%

Hamilton Linewt Associates, LLC	LLC Interest	100%	100%

Hamilton Cypress, LLC (formerly Brookline Barn Associates, LLC)	LLC Interest	100%	49%

Hamilton Green Apartments, LLC	LLC Interest	100%	49%

Hamilton 1025, LLC	Economic Interest	50%	49%

Hamilton Minuteman, LLC	Economic Interest	50%	49%

Exhibit A

ACKNOWLEDGEMENT AND CONSENT

On this 31st day of July, 2014, each of the undersigned hereby acknowledge receipt of a copy of the Ownership Interest Pledge and Security Agreement dated as of July 31, 2014 (the “Pledge Agreement”), made by NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership thereto in favor of KEYBANK NATIONAL ASSOCIATION, as Administrative Agent. Terms not otherwise defined herein have the respective meanings given them in the Pledge Agreement.

Each of the undersigned hereby agrees for the benefit of the Administrative Agent and the Lenders as follows:

(a)                                 Each of the undersigned will be bound by, and comply with, the terms of the Pledge Agreement applicable to the undersigned, including, without limitation, Section 6(a).

(b)                                 Each of the undersigned will notify the Administrative Agent in writing promptly of the occurrence of any of the events described in Section 6(a) of the Pledge Agreement.

(c)                                  Each of the undersigned has registered on its books and records the foregoing pledge and security interest in favor of the Administrative Agent.

(d)                                 Each of the undersigned agrees that, from and after the date hereof, the Collateral shall, subject to the terms of the Pledge Agreement, be under the exclusive dominion and control of the Administrative Agent.

(e)                                  Each of the undersigned hereby agrees, (i) to comply with any and all instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by the Administrative Agent regarding any or all of the Ownership Interests without further consent by the Pledgor or any other Person, and (ii) subject to the provisions of the Pledge Agreement, (A) not to comply with any instructions regarding any or all of the Ownership Interests originated by any Person other than the Administrative Agent or a court of competent jurisdiction, and (B) to distribute as instructed by the Administrative Agent all interest, redemptions, distributions, dividends and other payments from time to time paid with respect to any Ownership Interests. In the case of any conflict between any instruction originated by the Administrative Agent and any instruction originated by any other Person, the undersigned shall comply only with the instruction originated by the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have caused this Acknowledgement and Consent to be executed as an instrument under seal of the date first above written.

SUBSIDIARIES:

BOYLSTON DOWNTOWN LIMITED
PARTNERSHIP,
a Massachusetts limited partnership

By:	62 Boylston Street, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

CLOVELLY APARTMENTS LIMITED
PARTNERSHIP,
a Massachusetts limited partnership

By:	Clovelly Apartments, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

COMMONWEALTH 1137 LIMITED
PARTNERSHIP,
a Massachusetts limited partnership

By:	Commonwealth Gardens, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]

COMMONWEALTH 1144 LIMITED
PARTNERSHIP,
a Massachusetts limited partnership

By:	Commonwealth Apartments, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

EXECUTIVE APARTMENTS LIMITED
PARTNERSHIP, a
Massachusetts limited partnership

By:	Executive Apartments, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

LINHART LIMITED PARTNERSHIP, a
Massachusetts limited partnership

By:	Linhart, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

NORTH BEACON 140 LIMITED PARTNERSHIP, a
Massachusetts limited partnership

By:	Courtyard on North Beacon, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]

OLDE ENGLISH APARTMENTS LIMITED
PARTNERSHIP, a Massachusetts limited partnership

By:	Olde English Apartments, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

REDWOOD HILLS LIMITED PARTNERSHIP, a
Massachusetts limited partnership

By:	Redwood Hills, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

RIVER DRIVE LIMITED PARTNERSHIP, a
Massachusetts limited partnership

By:	River Drive, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

WESTGATE APARTMENTS, LLC, a Delaware
limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

HIGHLAND 38 LIMITED PARTNERSHIP, a
Massachusetts limited partnership

By:	Highland 38, Inc., its General Partner

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]

HAMILTON WRF 659, LLC, a Delaware
limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

WCB ASSOCIATES, LLC, a Massachusetts limited
liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

NERA DEAN STREET ASSOCIATES, LLC, a
Delaware
limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

SCHOOL STREET 9, LLC, a Delaware limited liability
company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]

WESTGATE APARTMENTS BURLINGTON, LLC,
a
Delaware limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

HAMILTON LINEWT ASSOCIATES, LLC, a
Massachusetts limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

HAMILTON CYPRESS, LLC, a Delaware
limited liability company

By:	/s/ Harold Brown
Harold Brown, Manager

HAMILTON GREEN APARTMENTS, LLC, a
Delaware limited liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

HAMILTON 1025, LLC, a Delaware limited
liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]

HAMILTON MINUTEMAN, LLC, a Delaware limited
liability company

By:	NewReal, Inc., its Manager

By:	/s/ Ronald Brown
Ronald Brown, President

[Signature page to Acknowledgment and Consent]